Exhibit 7

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg Master Investments Ltd., whose signature appears below, constitutes and appoints each of Timothy O'Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: January 17, 2006	CASTLERIGG MASTER INVESTMENTS LTD.

By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Sandell Asset Management Corp., whose signature appears below, constitutes and appoints each of Timothy O'Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: January 17, 2006	SANDELL ASSET MANAGEMENT CORP.

By: /s/ Thomas E. Sandell Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Limited, whose signature appears below, constitutes and appoints each of Timothy O'Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: January 17, 2006	CASTLERIGG INTERNATIONAL LIMITED

By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Holdings Limited, whose signature appears below, constitutes and appoints each of Timothy O'Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: January 17, 2006	CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Thomas E. Sandell, whose signature appears below, constitutes and appoints each of Timothy O'Brien, Michael R. Fischer and Richard A. Gashler as his attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: January 17, 2006

/s/ Thomas E. Sandell Thomas E. Sandell